UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2023

Power Solutions International, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35944	33-0963637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Mittel Drive, Wood Dale, Illinois 60191
(Address of Principal Executive Offices, and Zip Code)

(630) 350-9400

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 12, 2023, Power Solutions International, Inc. (the “Company” or “PSI”) amended and restated its $25 million shareholder’s loan agreement (the “Second Shareholder’s Loan Agreement”) with its majority stockholder, Weichai America Corp. (“Weichai”), to extend the loan maturity date to May 20, 2024. The $25 million loan under the Second Shareholder’s Loan Agreement has been fully drawn as of the date of this report and is subordinated to the Company’s existing $130 million senior secured revolving credit facility with Standard Chartered Bank ($125 million loan outstanding as of the date of this report).

Borrowings under the Second Shareholder’s Loan Agreement will incur interest at the applicable Secured Overnight Financing Rate (“SOFR”), plus 4.05% per annum. Further, if the applicable term SOFR is negative, the interest rate per annum shall be deemed as 4.05% per annum. If the interest rate for any loan under the Second Shareholder’s Loan Agreement is lower than Weichai’s borrowing cost, the interest rate for such loan shall be equal to Weichai’s borrowing cost plus 1%.

The Company previously entered into three other separate loan agreements with Weichai, including the $130 million third amended and restated shareholder’s loan agreement (the “First Shareholder’s Loan Agreement”) with maturity date of March 24, 2024, the $50 million shareholder’s loan agreement (the “Third Shareholder’s Loan Agreement”) with maturity date of November 30, 2023, and the $30 million first amended and restated shareholder’s loan agreement (the “Fourth Shareholder’s Loan Agreement”) with maturity date of March 31, 2024. As of May 17, 2023, PSI had no borrowings under the First Shareholder’s Loan Agreement, $50 million of borrowings under the Third Shareholder’s Loan Agreement and $4.8 million of borrowings under the Fourth Shareholder’s Loan Agreement.

The foregoing description of the Second Shareholder’s Loan Agreement is qualified in its entirety by the full text of the Second Shareholder’s Loan Agreement, which is attached hereto as Exhibits 10.1 and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

On May 17, 2023, the Company issued a press release announcing the Second Shareholder’s Loan Agreement, which is attached as Exhibit 99.1 hereto.

The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by reference in such a filing.

Caution Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements regarding the current expectations of the Company about its prospects and opportunities. These forward-looking statements are entitled to the safe-harbor provisions of Section 21E of the Securities Exchange Act of 1934. The Company has tried to identify these forward-looking statements by using words such as “anticipate,” “believe,” “budgeted,” “contemplate,” “estimate,” “expect,” “forecast,” “guidance,” “may,” “outlook,” “plan,” “projection,” “should,” “target,” “will,” “would,” or similar expressions, but these words are not the exclusive means for identifying such statements. These statements are subject to a number of risks, uncertainties, and assumptions that may cause actual results, performance or achievements to be materially different from those expressed in, or implied by, such statements.

The Company cautions that the risks, uncertainties and other factors that could cause its actual results to differ materially from those expressed in, or implied by, the forward-looking statements, include, without limitation: the impact of the macro-economic environment in both the U.S. and internationally on our business and expectations regarding growth of the industry; uncertainties arising from global events (including the Russia-Ukraine conflict), natural disasters or pandemics, and their impact on material prices;

the effects of strategic investments on our operations, including our efforts to expand our global market share and actions taken to increase sales growth; the ability to develop and successfully launch new products; labor costs and other employment-related costs; loss of suppliers and disruptions in the supply of raw materials; the Company’s ability to continue as a going concern; the Company’s ability to raise additional capital when needed and its liquidity; uncertainties around the Company’s ability to meet funding conditions under its financing arrangements and access to capital thereunder; the potential acceleration of the maturity at any time of the loans under the Company’s uncommitted senior secured revolving credit facility through the exercise by Standard Chartered Bank of its demand right; the impact of rising interest rates; changes in economic conditions, including inflationary trends in the price of raw materials; our reliance on information technology and the associated risk involving potential security lapses and/or cyber attacks; the ability of the Company to accurately forecast sales, and the extent to which sales result in recorded revenues; changes in customer demand for the Company’s products; volatility in oil and gas prices; the impact of U.S. tariffs on imports from China on the Company’s supply chain; the impact of supply chain interruptions and raw material shortages; the potential impact of higher warranty costs and the Company’s ability to mitigate such costs; any delays and challenges in recruiting and retaining key employees consistent with the Company’s plans; any negative impacts from delisting of the Company’s common stock par value $0.001 (the “Common Stock”) from the NASDAQ Stock Market (“NASDAQ”) and any delays and challenges in obtaining a re-listing on a stock exchange; and the risks and uncertainties described in reports filed by the Company with the SEC, including without limitation its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and the Company’s subsequent filings with the SEC.

The Company’s forward-looking statements are presented as of the date hereof. Except as required by law, the Company expressly disclaims any intention or obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	Second Amended and Restated Shareholder’s Loan Agreement, dated as of May 12, 2023, between the Company and Weichai America Corp.

99.1	Press Release announcing the $25M Second Amended and Restated Shareholder’s Loan Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Power Solutions International, Inc.

Dated: May 17, 2023	By:	/s/ Xun Li
Xun Li
Chief Financial Officer